Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ RANDALL L. STEPHENSON

Randall L. Stephenson
Chairman of the Board, Chief Executive Officer and President

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ WILLIAM F. ALDINGER III

William F. Aldinger III
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ GILBERT F. AMELIO

Gilbert F. Amelio
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ REUBEN V. ANDERSEN

Reuben V. Andersen
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ JAMES H. BLANCHARD

James H. Blanchard
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ AUGUST A. BUSCH III

August A. Busch III
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ JAIME CHICO PARDO

Jaime Chico Pardo
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ JAMES P. KELLY

James P. Kelly
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ JON C. MADONNA

Jon C. Madonna
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ LYNN M. MARTIN

Lynn M. Martin
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ JOHN B. MCCOY

John B. McCoy
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ MARY S. METZ

Mary S. Metz
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ JOYCE M. ROCHÉ

Joyce M. Roché
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ LAURA D’ANDREA TYSON

Laura D’Andrea Tyson
Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS:
          THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and
          WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;
          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Wayne Watts, Richard G. Lindner, John J. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys mayor shall lawfully do, or cause to be done, by virtue hereof.
          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

December 18, 2009
/s/ PATRICIA P. UPTON

Patricia P. Upton
Director